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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2003-A Owner Trust
    As of and for the period from March 1, 2003 through March 31, 2003

Principal Distributions
Class A-1                                       55,490,753.70
Class A-2                                                0.00
Class A-3A                                               0.00
Class A-3B                                               0.00
Class A-4                                                0.00
                                             ----------------
     Total                                      55,490,753.70

Interest Distributions
Class A-1                                          267,497.89
Class A-2                                          240,000.00
Class A-3A                                         255,267.64
Class A-3B                                         105,625.00
Class A-4                                          226,600.00
                                             ----------------
     Total                                       1,094,990.53

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A-1                                                0.00
Class A-2                                                0.00
Class A-3A                                               0.00
Class A-3B                                               0.00
Class A-4                                                0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A-1                                                0.00
Class A-2                                                0.00
Class A-3A                                               0.00
Class A-3B                                               0.00
Class A-4                                                0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A-1                                      377,009,246.30
Class A-2                                      375,000,000.00
Class A-3A                                     364,000,000.00
Class A-3B                                     125,000,000.00
Class A-4                                      206,000,000.00
                                             ----------------
     Total                                   1,447,009,246.30

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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2003-A Owner Trust
   As of and for the period from March 1, 2003 through March 31, 2003



Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                    1,290,891.93

Payments Ahead                                      90,596.57

Servicer Advances                                1,078,857.63


Reserve Fund                                     7,745,352.00
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00